UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2017

ACAS, LLC

(formerly American Capital, Ltd.)

(Exact name of registrant as specified in its charter)

DELAWARE	814-00149	52-1451377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, 14th Floor

Bethesda, MD 20814

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (301) 951-6122

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Pursuant to an Agreement and Plan of Merger, dated as of May 23, 2016 (the “Merger Agreement”), by and among Ares Capital Corporation (“Ares Capital”), Orion Acquisition Sub, Inc. (“Acquisition Sub”), ACAS, LLC (formerly American Capital, Ltd.) (“American Capital”), American Capital Asset Management, LLC (“ACAM”), Ivy Hill Asset Management, L.P. (“IHAM”), Ivy Hill Asset Management GP, LLC and, solely for purposes of certain provisions therein, Ares Capital Management LLC (“Ares Capital Management”), Acquisition Sub was merged with and into American Capital (the “Merger”), with American Capital remaining as the surviving entity as a wholly owned subsidiary of Ares Capital, and ACAM was merged with and into IHAM, with IHAM remaining as the surviving entity as a wholly owned portfolio company of Ares Capital (together with the Merger, the “Mergers”). The Mergers became effective on January 3, 2017 (the “Effective Date”). In connection with the consummation of the Mergers, American Capital withdrew its election to be treated as a business development company under section 54(a) of the Investment Company Act of 1940.

Pursuant to the Merger Agreement, American Capital stockholders received the right to the following merger consideration for each share of American Capital common stock owned: (i) $6.48 per share in cash from Ares Capital (including a make-up dividend in the amount of $0.07 per share), (ii) 0.483 shares of Ares Capital’s common stock for each share of American Capital common stock held immediately prior to the Mergers, (iii) $2.45 per share in cash, which amount represents the per share cash consideration paid to American Capital pursuant to the sale by ACAM of American Capital Mortgage Management, LLC to American Capital Agency Corp., which was completed on July 1, 2016 and (iv) approximately $1.20 per share in cash from Ares Capital Management, acting solely on its own behalf (clauses (i) - (iv) above collectively being referred to herein as the “Merger Consideration”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 on American Capital’s Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on May 25, 2016, and is incorporated herein by reference.

The following events took place in connection with the consummation of the Mergers.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information contained in the Introductory Note above is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Mergers, American Capital notified NASDAQ on January 3, 2017 that each issued and outstanding share of American Capital common stock automatically converted into the right to receive the Merger Consideration, and, per American Capital’s request, trading in the American Capital common stock was suspended following the close of business on January 3, 2017. Also on January 3, 2017, American Capital requested that NASDAQ file with the SEC a notification on Form 25 on January 4, 2017 to effect the delisting of American Capital’s common stock on NASDAQ and the deregistration of American Capital’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). American Capital intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the deregistration of American Capital’s common stock under Section 12(g) of the Exchange Act and the suspension of American Capital’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. The information contained in the Introductory Note above is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in the Introductory Note above is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As a result of the Merger, a change in control of American Capital occurred and American Capital became a wholly owned subsidiary of Ares Capital. The information contained in the Introductory Note above is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers

As a result of the Merger, all of the current directors of American Capital resigned from their directorships of American Capital and any committees of which they were a member, as of the Effective Date. Upon completion of the Merger, pursuant to the terms of the Merger Agreement, the directors of Acquisition Sub became the directors of American Capital.

Also upon consummation of the Merger, each of the principal executive officer, president, principal financial officer, principal accounting officer and named executive officers of American Capital has ceased to hold his or her respective position with American Capital.

Item 7.01	Regulation FD Disclosure

On January 3, 2017, Ares Capital issued a press release announcing completion of the Mergers. Such press release is included herewith as Exhibit 99.1, and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated May 23, 2016, by and among ACAS, LLC (formerly American Capital, Ltd.), Ares Capital Corporation, Orion Acquisition Sub, Inc., Ivy Hill Asset Management, L.P., Ivy Hill Asset Management GP, LLC, American Capital Asset Management, LLC and, solely with respect to certain provisions thereto, Ares Capital Management LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by American Capital, Ltd. with the Securities and Exchange Commission on May 25, 2016).

Exhibit 99.1	Press Release, dated as of January 3, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACAS, LLC (formerly AMERICAN CAPITAL, LTD.)

Dated: January 4, 2017	By:	/s/ Penni Roll
	Name:	Penni Roll
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated May 23, 2016, by and among ACAS, LLC (formerly American Capital, Ltd.), Ares Capital Corporation, Orion Acquisition Sub, Inc., Ivy Hill Asset Management, L.P., Ivy Hill Asset Management GP, LLC, American Capital Asset Management, LLC and, solely with respect to certain provisions thereto, Ares Capital Management LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by American Capital, Ltd. with the Securities and Exchange Commission on May 25, 2016).

Exhibit 99.1	Press Release, dated as of January 3, 2017